Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-KSB of Cala Corporation (the Company) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph Cala, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that to my knowledge

1.   The Report fully complies with the requirements of section 13(a)or 15(d)of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d) and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Date: July 31th, 2008
By: /s/ Joseph Cala
Joseph Cala
Principal Executive Officer and Principal Financial Officer